SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2013

Merrill Lynch Depositor, Inc.
_____________________________________________________________________________________
(Exact Name of Registrant as Specified in Charter)

                                                                                                     Delaware                                                      333-182150                                                       13-3891329
_____________________________________________________________________________________
                                                                                                  (State or Other Jurisdiction                             (Commission File                                             (IRS Employer
                                                                                               of Incorporation)                                           Numbers)                                             Identification No.)

                                                                                                            c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                                                                                            One Bryant Park
                                                                                                            New York, New York                                                                                                                              10036
                                                                                                            Attention: Dylan Lohonen
_____________________________________________________________________________________
                                                                                        (Address of Principal Executive Offices)                                                                             (Zip Code)

Registrant’s telephone number, including area code: 212-449-1000

Not Applicable
_____________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9                      Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Standard Terms for Trust Agreements
4.2	Form of Series Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 23, 2013

MERRILL LYNCH DEPOSITOR, INC. (Registrant) By: /s/ John Marciano Name: John Marciano Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description
4.1	Standard Terms for Trust Agreements
4.2	Form of Series Supplement